UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2018

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 17, 2018, Winmark Corporation (the “Company”) entered into an amendment (“Amendment No. 2”) to its Lease dated September 26, 2008 with G&I VIII 605 Waterford LLC (“Landlord”) as successor in title to Utah State Retirement Investment Fund and AX Waterford L.P. The Amendment No. 2, among other things, provides for an extension of the lease term for ten years and four months, commencing on September 1, 2019, for the 41,016 square feet of space that the Company leases for its corporate headquarters. The Company is obligated to pay rent monthly under the Lease, and will pay an estimated $8.0 million in total rental payments over the entire term of the extended period of the Lease. The Company is also obligated to pay Landlord’s estimated taxes and operating expenses (which change annually) as described in the Amendment No. 2 and the Lease.

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.1.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

10.1Lease Amending Agreement No. 2, dated May 17, 2018, between Winmark Corporation and G&I VIII 605 Waterford LLC*

10.2Multi-Tenant Office Lease with Utah State Retirement Investment Fund for Corporate Headquarters dated September 28, 2008 (Exhibit 10.1) (1)

10.3Lease Amending Agreement No. 1 to Multi-Tenant Office Lease by and between Winmark Corporation and AX Waterford L.P. dated October 21, 2013 (Exhibit 10.1) (2)

_______________________

*Filed Herewith

(1)	Incorporated by reference to the specified exhibit to the Current Report on Form 8-K filed on October 2, 2008.
(2)	Incorporated by reference to the specified exhibit to the Current Report on Form 8-K filed on October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

co
WINMARK CORPORATION

Date: May 18, 2018	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer